UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2012

LaserLock Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-31927 (Commission File Number)	23-3023677 (I.R.S. Employer Identification No.)

837 Lindy Lane
Bala Cynwyd, PA	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 668-1952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 4.01.                                          Changes in Registrant’s Certifying Accountant

On April 27, 2012, LaserLock, Inc. (the “Company”) dismissed Morison Cogen LLP (“Morison Cogen”) and engaged Asher & Company, Ltd. (“Asher”) as its independent registered public accounting firm.   The dismissal has been approved by the Board of Directors of the Company.

Prior to engaging Asher, the Company did not consult with Asher regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Asher on the Company’s financial statements, and Asher did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Neither Morison Cogen nor any other independent auditor has prepared a report regarding the Company’s financial statements for the fiscal years ended December 31, 2008, 2009, 2010 or 2011.  The Company has engaged Asher to prepare reports on such years.  During such years and through April 27, 2012, the date of dismissal, there were no disagreements with Morison Cogen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morison Cogen, would have caused it to make reference to such disagreement in its reports.

The Company provided Morison Cogen with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the SEC and requested that Morison Cogen furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated April 27, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Report.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
16.1	Letter, dated April 27, 2012, from Morison Cogen LLP .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Norman A. Gardner
Norman A. Gardner
President and CEO

Dated: May 3, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title
16.1	Letter, dated April 27, 2012, from Morison Cogen LLP .